Exhibit 10.2
OEM PURCHASE AGREEMENT
NINTH AMENDMENT
This Ninth Amendment (“Amendment”) is effective as of the date of the last signature hereto (the “Effective Date”) and amends the OEM Purchase Agreement dated December 16, 2002 (“Agreement”) by and between Hewlett-Packard Company a Delaware Corporation having its principle place of Business located at 3000 Hanover Street, Palo Alto, CA, 94304, (“HP”) and Brocade Communications Systems, Inc., a Delaware corporation having its principal place of business located at 1745 Technology Drive, San Jose, California 95110 (“Brocade”) and BROCADE COMMUNICATIONS SYSTEMS SWITZERLAND SARL., a corporation organized under the laws of Geneva, and having its principal place of business at 29 Route de l’Aeroport Case Postale 105, CH-1215 Geneva 15, Switzerland (collectively “Supplier”).
RECITALS
WHEREAS, HP and Brocade have entered into the Agreement pursuant to which HP agreed to purchase and Brocade agreed to sell OEM Products in accordance with the terms and conditions set forth therein; and
WHEREAS, Brocade purchased McDATA Corporation in January 2007; and
WHEREAS, Prior to the purchase, McDATA sold a software product to HP, which was HAFM, and HP and McData were in the process of migrating HAFM to a new product, which is EFCM; and
WHEREAS, Brocade and HP intend to continue with this migration, in support of current customers who desire to upgrade or migrate to a newer or future revision of EFCM;
NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, HP and Brocade agree as follows.
1.	BROCADE grants HP a license to provide, [**], one (1) EFCM Enterprise Edition software license per licensed HAFM instance to be migrated to each HP customer who has an HAFM license and additionally has a service agreement with HP. Such [**] license shall also apply to HP customers who have HAFM as part of the HAFM Appliance beginning with EFCM 9.x (for configurations supported by BROCADE). Any HP HAFM customer who had licensed any HAFM optional module shall be licensed for all features of the EFCM Advanced Module, [**], for the number of ports in their original HAFM license.

2.	BROCADE shall provide software support to HP for the EFCM Enterprise Edition software for the software support fees specified [**]. Such software support fees paid to BROCADE for support of the EFCM Enterprise Edition software shall include, [**], the right to distribute all versions of EFCM 9.x Enterprise Edition software to HP customers with support contracts with HP. Such software support fees for the EFCM Enterprise Edition software shall begin accruing at the expiration of each outstanding HP support agreement with the customer for the HAFM software or upon the expiration of any pre-paid support for the HAFM software. The software support fees for the HAFM software [**] shall remain in effect until the expiration of each outstanding HP support agreement with HP’s customers. [**].

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.	BROCADE shall provide the EFCM Enterprise Edition update via a mutually agreed-to distribution method.

4.	BROCADE shall deliver or make available to HP the source code for any software licensed under an open source license that has a source availability requirement (such as the GNU General Public License) for EFCM software per the agreement in Amendment Eight.

5.	EFCM 9.x software shall be tested and qualified for HP using Brocade’s Shift Left Test Plan. This shall include testing with firmware updates which are being qualified in the HP portion of the SIL lab (or equivalent).

6.	BROCADE shall provide training to HP as mutually agreed between HP and BROCADE in the OEM Agreement, to implement the migration of HAFM customer to the EFCM Enterprise Edition software product. Such training will include training for support personnel who take support calls for the EFCM Enterprise Edition software.
Capitalized terms used herein, unless otherwise defined, will have the meanings given in the Agreement.

AGREED:
BROCADE COMMUNICATIONS	HEWLETT-PACKARD COMPANY
SYSTEMS INC. (“SUPPLIER”)	(“HP”)

By:	By:

Name:	Name:

Title:	Title:

BROCADE COMMUNICATIONS
SWITZERLAND, SARL. (“SUPPLIER”)

By:

Name:

Title:

Exhibit A-1
Product List and Fees

Product Name	HP SKU	[**]	EFCM Replacement Product
HAFM Software	A7489-90801	[**]	EFCM Software
HAFM Upgrade Kit	A7490A	[**]	EFCM Software
Event Management 512	A7493A	[**]	EFCM Advanced Module-512
Event Management 64	A7495A	[**]	EFCM Advanced Module-64
Performance Monitor 512	A7492A	[**]	EFCM Advanced Module-512
Performance Monitor 64	A7494A	[**]	EFCM Advanced Module-64
Planning	A7491A	[**]	N/A- included with EFCM
Perf/Event Bundle 512	A7507A	[**]	EFCM Advanced Module-512
Perf/Event Bundle 64	A7508A	[**]	EFCM Advanced Module-64

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.